CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

LICENSE AGREEMENT
THIS LICENSE AGREEMENT (this “Agreement”) is made this 19th day of November, 2015 (the “Effective Date”) between CyDex Pharmaceuticals, Inc., a Delaware corporation (“CyDex”), and Vireo Health, LLC, a Minnesota limited liability company (“Company”).
RECITALS
WHEREAS, CyDex is engaged in the business of developing and commercializing novel drug delivery technologies designed to enhance the solubility and effectiveness of existing and development-stage drugs;
WHEREAS, CyDex is the exclusive worldwide supplier of Captisol®, a patented drug formulation system designed to enhance the solubility and stability of drugs;
WHEREAS, Company desire to obtain an exclusive worldwide license to use the Captisol® patented drug formulation system in connection with its development and commercialization of one or more Licensed Products (defined below) and CyDex is willing to grant such an exclusive license to Company under the terms and conditions set forth herein;
WHEREAS, CyDex desires to sell Captisol® sulfobutylether ẞ(beta) cyclodextrin, sodium salt to Company, and Company desires to purchase Captisol® sulfobutylether ẞ(beta) cyclodextrin, sodium salt from CyDex, in accordance with the terms and conditions of that certain Supply Agreement between the parties of even date herewith (the “Supply Agreement”); and
NOW, THEREFORE, in consideration of the following mutual promises and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties, intending to be legally bound (and hereby expressly waiving any defense to the validity or enforceability of this Agreement based on the purpose or subject matter of this Agreement), agree as follows:
1.DEFINITIONS.
For the purposes of this Agreement, the following terms shall have the meanings as defined below:
“Added Eligible Country” means a country which as of the Effective Date is not an Eligible Country but which thereafter becomes an Eligible Country, and which thereafter Company or one of its Affiliates exercises its option hereunder to cause it to be added to the Territory as an Added Eligible Country.
“Added Eligible Federated State” means a federated state (within a non-United States country) which as of the Effective Date is not an Eligible Federated State but which thereafter becomes an Eligible

Federated State, and which thereafter Company or one of its Affiliates exercises its option hereunder to cause it to be added to the Territory as an Added Eligible Federated State.
“Added Eligible State” means a state within the United States which as of the Effective Date is not an Eligible State but which thereafter becomes an Eligible State, and which thereafter Company or one of its Affiliates exercises its option hereunder to cause to be added to the Territory as an Added Eligible State.
“Adverse Event” means any undesirable medical occurrence in an animal or human patient or clinical investigation subject administered Captisol or a Licensed Product (whether or not necessarily having a causal relationship with Captisol or a Licensed Product).
“Affiliate” means, with respect to any party, any entity controlling, controlled by, or under common control with such party, during and for such time as such control exists. For these purposes, “control” shall refer to the ownership, directly or indirectly, of at least 50% of the voting securities or other ownership interest of the relevant entity or having the actual power, either directly or indirectly through one or more intermediaries, to direct the management and policies of the relevant entity (e.g., by contract or otherwise).
“Captisol” means sulfobutylether ẞ(beta) cyclodextrin, sodium salt. CyDex supplies a uniquely modified form of such material under the Captisol® brand. For avoidance of doubt: the uniquely modified form of such material supplied by CyDex under the Captisol® brand shall be deemed to be included among the products which are within the defined term “Captisol.”
“Captisol Data Package” means (a) all toxicology/safety and other relevant scientific safety data owned, licensed or developed by CyDex and its Affiliates relating to Captisol; (b) all toxicology/safety and other relevant scientific data owned, licensed or developed by the licensees or sublicensees of CyDex or its Affiliates or other Third Parties (to the extent permitted in the applicable license or other agreements between CyDex and/or its Affiliates and such licensees, sublicensees or other Third Parties); and (c) the open portion of the DMF for Captisol®, in each case to the extent relating to Captisol® alone (and not in conjunction with a product formulation).
“Captisol Improvement” means any technology or improvement related to Captisol, including without limitation any method of combining or formulating Captisol with an active compound, whether or not patentable, that is developed by Company or its Affiliates or Sublicensees, solely or jointly with a Third Party. For the avoidance of doubt, Captisol Improvement shall not include a (a) a Licensed Product, (b) any method of combining or formulating Captisol to formulate a Licensed Product (as opposed to active compounds generally) or (c) any resulting product developed from the direct or indirect combining of Captisol with a product containing cannabis.
“Claim” has the meaning specified in Section 10.1.
“Company Indemnitees” has the meaning specified in Section 10.1.
“Competing Product” means any product, not covered by any license granted hereunder, that incorporates a Compound as an active pharmaceutical ingredient prepared or combined with or formulated using Captisol as a solubilizing agent for ultimate use in humans or animals within the Field.

***Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

“Compound” means natural or synthetic cannabis, cannabis extracts, or isolates therefrom.
“Confidential Information” has the meaning specified in Section 8.1.
“Contract Manufacturer” has the meaning specified in Section 2.4.
“CyDex Indemnitees” has the meaning specified in Section 10.2.
“Disclosing Party” has the meaning specified in Section 8.1.
“Discovery” has the meaning specified in Section 12.1(b).
“DMF” means a Drug Master File for Captisol®, as filed as of the Effective Date, or as hereafter updated from time to time during the Term, by CyDex with the FDA.
“Eligible Country” means a country in which the Company or one of its Affiliates has a valid countrywide license, certification or approval to produce and/or dispense cannabis included or derived medicine. In no way limiting the forgoing, in the event that (a) Company receives FDA approval to market one or more Licensed Products as a drug or a botanical drug or (ii) the United States federal government reclassifies cannabis and/or cannabis derived products such that their manufacture, distribution and or possession with intent to distribute are no longer illegal under United States federal law, then the United States shall become an Eligible Country.
“Eligible Federated State” means a federated state (within a non-United States country which as of the Effective Date is not an Eligible Country) in which Company or one of its Affiliates has a valid federated-state license, certification or approval to produce and/or dispense cannabis included or derived medicine. For avoidance of doubt: “federated state” includes provinces, cantons, territories, etc., as the case and the nomenclature may be.
“Eligible State” means a state within the United States (including the District of Columbia, Puerto Rico and Guam) in which Company or one of its Affiliates has a valid state or territory license, certification or approval to produce and/or dispense cannabis included or derived medicine. In the event that the US federal government reclassifies cannabis and/or cannabis derived products such that their manufacture, distribution and possession with intent to distribute are no longer illegal under US federal law, all US states which do not prohibit their manufacture, distribution and possession with intent to distribute under state law will be deemed to be Eligible States. In the event that Company or one of its Affiliates receives FDA approval to market one or more Licensed Products as a drug or a botanical drug, all US states (including the District of Columbia, Puerto Rico and Guam) will be deemed to be Eligible States.
“Excepted Liabilities” has the meaning specified in Section 11.
“FDA” means the United States Food and Drug Administration, or any successor thereto.
“Field” means the entire field of prevention, diagnosis and treatment of all human and animal diseases and disorders with the exceptions of: [***].

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“First Commercial Sale” means, with respect to a Licensed Product, the first commercial transfer or disposition for cash (or other) consideration of the Licensed Product in the Territory to a Third Party (other than to a governmental regulatory entity or in connection with a Study or other R&D effort) by Company, an Affiliate of Company or a Sublicensee of Company. For the sake of clarity, if a First Commercial Sale occurs at the Company level and is later made for the same Licensed Product by an Affiliate or Sublicensee of the Company or if a First Commercial Sale occurs at the Company Affiliate or Sublicensee level and is later made for the same Licensed Product by the Company, then only one First Commercial Sale will be deemed to have occurred and be due and payable.
“Generic Supply” has the meaning specified in Section 4.1(c)(i) for the applicable Licensed Product type.
“Indemnified Party” has the meaning specified in Section 10.4.
“Indemnifying Party” has the meaning specified in Section 10.4.
“Indication” means a generally acknowledged disease or condition, a significant manifestation of a disease or condition, or symptoms associated with a disease or condition or a risk for a disease or condition, which a Licensed Product is actually intended to address or is in any manner marketed by Company or its Affiliates or Sublicensees to address.
“Initial Eligible Country” means a country which as of the Effective Date is an Eligible Country. Company represents to CyDex that there are no Initial Eligible Countries.
“Initial Eligible Federated State” means a federated state (within a non-United States country which as of the Effective Date is not an Eligible Country) which as of the Effective Date is an Eligible Federated State. Company represents to CyDex that there are no Initial Eligible Federated States.
“Initial Eligible State” means a state of the United States which as of the Effective Date is an Eligible State. Company represents to CyDex that Minnesota and New York are the Initial Eligible States.
“Know-How” means all scientific and technical information and knowhow, trade secrets, data and technology, including inventions (whether patentable or not), discoveries, trade secrets, specifications, instructions, processes, formulae, materials, expertise and other technology applicable to compounds, formulations, compositions or products or to their manufacture, development, registration, use or commercialization or methods of assaying or testing them or processes for their manufacture, formulations containing them, compositions incorporating or comprising them and including all biological, chemical, pharmacological, biochemical, toxicological, pharmaceutical, physical and analytical, safety, quality control, manufacturing, preclinical and clinical data, instructions, processes, formulae, expertise and information, regulatory filings and copies thereof, that relate to or are directed to Captisol or its manufacture and/or use. Notwithstanding the foregoing, the defined term Know-How (and derivative defined terms thereof) shall not include Licensed Patents or inventions claimed thereby, nor any portion of the DMF not within the definition of Captisol Data Package.
“Licensed Intellectual Property” means the Licensed Patents and the Licensed Know-How Rights.

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“Licensed Know-How Rights” means, collectively, all trade secret and Know-How rights of CyDex which relate to the preparation, combination and/or formulation of a Compound with Captisol, including proprietary and confidential information contained in the Captisol Data Package.
“Licensed Patents” means all worldwide patents and patent applications which cover Captisol or any Licensed Product and which now or at any time during the Term are owned by or licensed to CyDex or any CyDex Affiliate with the right to sublicense, including any and all extensions, renewals, continuations, substitutions, continuations-in-part, divisionals, patents-of-addition, reissues, reexaminations and/or supplementary protection certificates to any such patents, including those set forth in Exhibit A attached hereto.
“Licensed Product” means a pharmaceutical composition in and for the Field made, had made (pursuant to Section 2.4), used, sold, marketed, offered for sale, imported or otherwise commercially exploited by Company or its Affiliates or Sublicensees (which satisfies both (a) and (b)) that (a) includes the Compound as the sole active pharmaceutical ingredient and (b) is prepared or combined with or formulated using Captisol.
“Losses” has the meaning specified in Section 10.1.
“Net Sales” means, with respect to a particular time period, the total gross amounts invoiced by Company (including a Company Affiliate) or any Sublicensee thereof to unrelated Third Parties, excluding to any Sublicensee, for Licensed Products in or for use in the Territory, less the following deductions to the extent actually allowed or incurred with respect to such sales:
a.    Trade, cash, quantity and similar discounts;
b.    Discounts, refunds, rebates actually taken, chargebacks, retroactive price adjustments, and any other allowances which effectively reduce the net selling price (other than such which have already diminished the gross amount invoiced), including, without limitation, Medicaid, institutional and governmental rebates (other than such which have already diminished the gross amount invoiced);
c.    Credits or allowances granted on returns of Licensed Product actually sold;
d.    Amounts invoiced for Licensed Product sales but actually written off in good faith as uncollectible (net of any recoveries on written-off debt);
e.    Shipping, handling, freight, postage, insurance, transportation and similar charges, but all only to the extent included as one or more separate line items in the gross amount invoiced; and
f.    Any tax imposed on the procurement, production, sale, delivery or use of the Licensed Product, including, without limitation, import, export, sales, use, excise or value added taxes and customs and duties, but all only to the extent included as one or more separate line items (e.g., “taxes”) in the gross amount invoiced.
Such amounts shall be determined from the books and records of Company and its Affiliates and Sublicensees, maintained in accordance with United States generally accepted accounting principles.

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Resales of Licensed Product between Company, its Affiliates or Sublicensees shall not be included in the calculation for Net Sales.
“Nonexclusive LIP” has the meaning specified in Section 2.1(a).
“Notice of Termination” has the meaning specified in Section 13.3.
[***] has the meaning specified in Section 8.5.
“Quality Agreement” means any document developed, approved, and updated between CyDex and Company that sets forth the quality expectations, responsibilities, rights (including, as applicable and agreed upon, audit requirements) and requirements relating to the manufacture and supply of Captisol. Any such agreement may be amended from time to time by written agreement between the parties.
“Receiving Party” has the meaning specified in Section 8.1.
“SEC” means the United States Securities and Exchange Commission.
“Study” has the meaning specified in Section 6.3.
“Sublicense” has the meaning specified in Section 2.3. “Sublicensee” has a correlative meaning.
“Supply Agreement” has the meaning specified in the Recitals;
“Term” has the meaning specified in Section 13.1.
“Technical Feasibility Milestone” means [***].
“Territory” means
a.    Each Initial Eligible State and each Added Eligible State; provided, that if a US state is an Initial Eligible State or has become an Added Eligible State, but thereafter ceases to be an Eligible State, it shall be excluded from the definition of Territory as of the date it ceases to be an Eligible State unless and until it becomes an Eligible State again. In the event that the US federal government reclassifies cannabis and/or cannabis derived products such that their manufacture, distribution and possession with intent to distribute are no longer illegal under US federal law, every US state shall be included within the Territory. In the event that Company or one of its Affiliates receives FDA approval to market one or more Licensed Products as a drug or a botanical drug, every US state shall be included within the Territory;
b.    Each Initial Eligible Country and each Added Eligible Country; provided, that if a country is an Initial Eligible Country or has become an Added Eligible Country, but thereafter ceases to be an Eligible Country, it shall be excluded from the definition of Territory as of the date it ceases to be an Eligible Country unless and until it becomes an Eligible Country again; and
c.    Each Initial Eligible Federated State and each Added Federated State; provided, that if a federated state is an Initial Federated State or has become an Added Federated State, but thereafter

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ceases to be an Eligible Federated State, it shall be excluded from the definition of Territory as of the date it ceases to be an Eligible Federated State unless and until it becomes an Eligible Federated State again.
“Third Party” means any person or entity or authority other than CyDex or Company or an Affiliate of either of them.
“Third Party Infringement” has the meaning specified in Section 12.3.
“Upstream Licensor” has the meaning specified in Section 2.6.
“Valid Claim” means a claim which, but for the license granted hereunder, would be infringed by Company’s use, manufacture or sale of a Licensed Product in the Territory, and which is covered by an issued and unexpired patent included within the Licensed Patents which has not lapsed or been revoked, abandoned or held unenforceable or invalid by a final decision of a court or governmental agency of competent jurisdiction, unappealable or unappealed within the time allowed for appeal, and which has not been disclaimed, denied or admitted to be invalid, canceled or unenforceable by the owner through re-issue, re-examination or disclaimer, opposition procedure, nullity suit, or otherwise.
2.    GRANT OF RIGHTS.
2.1    License Grants from CyDex to Company.
(a)    Licensed Intellectual Property. Subject to the terms and conditions of this Agreement, including but not limited to payment of the amounts set forth in Section 4.1 below, CyDex hereby grants to Company an exclusive, nontransferable (except with respect to the assignment provision in Section 14.13) license during the Term under the Licensed Intellectual Property, solely to develop, make, have made (pursuant to Section 2.4), use, sell, market, offer for sale, import and otherwise commercially exploit the Licensed Products in and for the Territory in and for the Field. Notwithstanding the foregoing, (i) to the extent that any Licensed Intellectual Property is licensed to CyDex or its Affiliates by a Third Party on a nonexclusive basis (the “Nonexclusive LIP”), then although the license granted to Company and its Affiliates in the foregoing sentence shall continue to be exclusive, Company’s rights in the Nonexclusive LIP will be nonexclusive and (ii) it is understood that the geographies within the Territory will vary from time to time. Company shall not directly or indirectly develop, make, use, sell, offer for sale, or import the Licensed Products other than as expressly permitted in this Agreement. Company is not granted the right to and agrees that it shall not directly or indirectly sublicense the Licensed Intellectual Property, except as expressly set forth in Sections 2.3 and 2.4 below.
(b)    Option to Add Eligible States, Countries and Federated States.
(i)    Whenever a state within the United States which as of the Effective Date is not an Eligible State and which has not theretofore become an Added Eligible State, becomes an Eligible State, Company shall have an option to cause such state to become an Added Eligible State and thereby to be added to the Territory. Company may in each respective case exercise such option, if at all and if ever, only by delivering to CyDex, within [***] days after such state has become an Eligible State, written notice of exercise of the option, accompanied by (A) documentary evidence that such state has become an Eligible State and (B) [***] for the option exercise price. In the event that the US federal government reclassifies cannabis and/or cannabis derived products such that their manufacture,

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distribution, and possession with intent to distribute are no longer illegal under US federal law, all US states which do not prohibit their manufacture, distribution, and possession with intent to distribute under state law will be deemed to be Eligible States. In the event that Company or one of its Affiliates receives FDA approval to market one or more Licensed Products as a drug, all US states will be deemed to be Eligible States.
(ii)    Whenever a country which as of the Effective Date is not an Eligible Country and which has not theretofore become an Added Eligible Country, becomes an Eligible Country, Company shall have an option to cause such country to become an Added Eligible Country and thereby to be added to the Territory. Company may in each respective case exercise such option, if at all and if ever, only by delivering to CyDex, within [***] days after such country has become an Eligible Country, written notice of exercise of the option, accompanied by (A) documentary evidence that such country has become an Eligible Country and (B) [***] for the option exercise price.
(iii)    Whenever a federated state within a non-US country which as of the Effective Date is not an Eligible Country and which has not theretofore become an Added Eligible Federated State, becomes an Eligible Federated State, Company shall have an option to cause such federated state to become an Added Eligible Federated State and thereby to be added to the Territory. Company may in each respective case exercise such option, if at all and if ever, only by delivering to CyDex, within [***] days after such federated state has become an Eligible Federated State, written notice of exercise of the option, accompanied by (A) documentary evidence that such federated state has become an Eligible Federated State and (B) [***] for the option exercise price.
(c)    Scope of Licenses. CyDex grants no licenses or rights to use Captisol other than as expressly set forth herein or in the Supply Agreement. Without limiting the generality of the foregoing, CyDex grants no rights to Company to manufacture, import, sell or offer for sale bulk Captisol; provided, however, that Company or one of its Affiliates may provide Captisol to bona fide Third Party collaborators in order to help Company or one of its Affiliates to develop, make, have made (pursuant to Section 2.4), use, sell, offer for sale, import or otherwise commercially exploit the Licensed Products in the Territory in the Field. Company acknowledges that not all rights of CyDex related to Captisol are included within the rights licensed hereunder, given that CyDex shall supply Company’s requirements of Captisol for the Licensed Products. Company shall not attempt to reverse engineer, deconstruct or in any way determine the structure or composition of Captisol except as and to the extent reasonably required to determine an optimal formulation of the Licensed Product, and such structure and composition of Captisol (as and if so determined) shall be considered Confidential Information of CyDex; provided, however, such optimal formulation of the Licensed Product shall be considered the Confidential Information of Company. Although Company accepts that CyDex shall not be liable to Company for violation of Company’s exclusive rights hereunder by Third Parties which are not Affiliates or licensees of CyDex or its Affiliates except to the extent CyDex or one of its Affiliates has supported or contributed to such violation, CyDex represents that as of the Effective Date it is not aware of any Third Party that is or will likely be violating Company’s exclusive rights hereunder and covenants that to the extent that CyDex becomes aware of a Third Party violating or potentially violating Company’s exclusive rights hereunder, (A) CyDex and its Affiliates will use commercially reasonable efforts to force such Third Party from such violation and (B) CyDex shall promptly notify the Company of such violation or potential violation. Company acknowledges and agrees that except as is expressly set forth in this Agreement (i) CyDex shall not be required to obtain or maintain patent rights for the Licensed Patents to the extent that it complies with its Section 12.2 obligations, (ii) CyDex shall not be restricted

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in making sales of Captisol or, except as provided herein for the Licensed Products and/or Competing Products, licensing rights to other parties to the extent that CyDex does not breach or violate the exclusive rights expressly provided Company hereunder in doing so, and (iii) CyDex does not warrant or indemnify Licensee or its Affiliates and Sublicensees against the Licensed Products infringing Third Party rights other than as identified in Section 10.1(f).
2.2    Grant of License from Company to CyDex. Company hereby grants to CyDex a nonexclusive, transferable, perpetual, worldwide and royalty-free license, with the right to grant sublicenses (through multiple tiers of sublicensees), under Company’s and its Affiliates’ and Sublicensees’ rights in and to Captisol Improvements to develop, make, have made, use, market, distribute, import, sell and offer for sale Captisol, any Captisol Improvement and products formulated with Captisol or any Captisol Improvement (other than the Licensed Products in the Field or Competing Products) however only to the extent that CyDex does not breach or violate the exclusive rights provided Company and its Affiliates hereunder in doing so. If during the Term any of (a) Company, (b) Affiliates to whom Company has provided rights under the licenses granted to Company by CyDex pursuant to Section 2.1, or (c) Sublicensees pursuant to the practice of their respective sublicenses from Company under Section 2.3, file any patent application claiming any Captisol Improvement anywhere in the world, CyDex shall be deemed automatically to have a nonexclusive, transferable, perpetual, worldwide and royalty-free license, with the right to grant sublicenses (through multiple tiers of sublicensees), under the claims relating specifically to any Captisol Improvement to make, have made, use, market, distribute, import, sell, and offer for sale Captisol and all products formulated with Captisol (other than the Licensed Products in the Field or Competing Products) however only to the extent that CyDex does not breach or violate the exclusive rights provided Company and its Affiliates hereunder in doing so. Company shall provide prompt notice of any Captisol Improvement.
2.3    Sublicensing.    Company shall have the right to grant sublicenses (collectively “Sublicenses”) under the licenses granted to Company pursuant to Section 2.1; provided, however, that the granting by Company of a Sublicense shall not relieve Company of any of its obligations hereunder and provided, further, that Company’s right to grant an Affiliate or a Third Party a Sublicense shall be subject to the condition that Company shall advise such Sublicensee of the restrictions set forth in this Agreement with respect to the rights sublicensed to such Sublicensee, shall include within such Sublicense express provisions binding the Sublicensee to all of the duties, obligations, restrictions and acknowledgements hereunder of Company (with CyDex being an express third-party beneficiary thereof), and stating that the Sublicense shall automatically terminate upon the expiration or earlier termination of this Agreement, and shall reasonably promptly deliver to CyDex a true and complete copy of such Sublicense. Notwithstanding the foregoing sentence, it is not required that a Sublicense include provisions for the Sublicensee to pay royalties or make milestone payments or other payments directly to CyDex or to provide royalty reports directly to CyDex. Company shall ensure that all of its Sublicensees shall comply with the terms and conditions of this Agreement (as applicable to them) and Company shall be and remain fully responsible to CyDex for the compliance by such Sublicensees with the terms and conditions of this Agreement (as applicable to them) as if such Sublicensees were Company hereunder. Except for Sublicenses as expressly allowed herein, Company acknowledges that it has no right to, and agrees not to purport to, grant to anyone a sublicense under the Licensed Intellectual Property.
2.4    Contracting. Company may manufacture the Licensed Products (but not the bulk Captisol) or contract the manufacture of the Licensed Products (but not the manufacture of bulk Captisol)

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with Affiliate or Third Party manufacturers (collectively “Contract Manufacturers”). To the extent necessary to engage a Contract Manufacturer for a Licensed Product, Company shall be permitted under this Agreement to grant any such Contract Manufacturer a sublicense under the licenses granted to Company pursuant to Section 2.1 solely for such purposes; provided, however, that such permission is subject to the conditions that (a) any such Contract Manufacturer shall first be advised of the restrictions set forth in this Agreement with respect to the rights licensed to Company and its Sublicensees hereunder and (b) any such Contract Manufacturer shall enter into an agreement with Company (with CyDex named as an intended third-party beneficiary) pursuant to which such Contract Manufacturer shall acknowledge and agree to observe and be bound by the applicable restrictions set forth in this Agreement and (c) Company shall reasonably promptly deliver to CyDex a true and complete copy of such agreement. Company shall ensure that all of its Contract Manufacturers shall comply with the terms and conditions of this Agreement and shall remain fully responsible to CyDex for the compliance by such Contract Manufacturers with the terms and conditions of this Agreement as if such Contract Manufacturers were Company hereunder.
2.5    Bankruptcy Code. All rights and licenses granted under or pursuant to this Agreement by CyDex to Company are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the Bankruptcy Code, licenses of rights to “intellectual property” as defined under Section 101 of the Bankruptcy Code. The parties agree that Company, as a licensee of such rights under this Agreement, shall retain and may fully exercise all of its rights and elections under the Bankruptcy Code. All rights and licenses granted under or pursuant to this Agreement by Company to CyDex are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the Bankruptcy Code, licenses of rights to “intellectual property” as defined under Section 101 of the Bankruptcy Code. The parties agree that, as a licensee of such rights under this Agreement, CyDex shall retain and may fully exercise all of its rights and elections under the Bankruptcy Code.
2.6    Compliance with Upstream Licenses. CyDex shall be solely responsible for paying directly to any and all Third Parties having rights in any of the Licensed Intellectual Property (each an “Upstream Licensor”) any royalties or other amounts due to such Upstream Licensors as a result of CyDex issuing the licenses granted under this Agreement or the Company exercising its rights hereunder. In addition, CyDex represents and warrants that it is not in breach and will not become in breach of any of its obligations to such Upstream Licensors and covenants that it shall use all reasonable commercial efforts to maintain its rights under and to comply with the terms of its agreements with such Upstream Licensors throughout the Term. Furthermore, CyDex covenants and warrants that it shall not amend, modify or supplement the terms of, or waive any rights under any such agreements if the same would have the effect of limiting Company’s rights or expanding Company’s obligations hereunder.
2.7    Negative Covenants by CyDex.
(a)    During the Term, neither CyDex nor any of its Affiliates shall directly or indirectly themselves, nor provide any Third Party any assistance whatsoever, nor grant any Third Party any title, right, claim, interest or license under, in or to any of the Licensed Intellectual Property to, research, develop, modify, make, have made, import, export, use, promote, market, distribute, package, offer for sale, sell, or otherwise commercially exploit anywhere in the world any Licensed Products or any Competing Products.

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(b)    During the Term, neither CyDex nor any of its Affiliates shall directly or indirectly supply Captisol to any Third Party (other than a Company designee) which it knows, should know or could know after reasonable investigation, will use it for a Licensed Product or a Competing Product anywhere in the world. If during the Term, any Third Party utilizes Captisol (supplied by CyDex, any of its Affiliates or Third Party Manufacturers) in a Licensed Product or Competing Product anywhere in the world, CyDex shall immediately cease and cause its Affiliates and any other Third Party, including Third Party Manufacturers, to immediately (i) cease supplying Captisol to the offending Third Party for the duration of the Term or until (if sooner) assurances reasonably satisfactory to Company that the infringing use has ended and will not resume have been obtained and (ii) notify Company of such use of Captisol by a Third Party (supplied by CyDex, any of its Affiliates or Third Party Manufacturers) in a Licensed Product or Competing Product anywhere in the world.
(c)    During the Term, neither CyDex nor any of its Affiliates shall sue or threaten to sue, or take any similar action against, or aid, abet or enable any Third Party to sue, threaten to sue or take any similar action against, Company, or any Sublicensees, or any of their respective Affiliates, or any customers or end-users of any Licensed Products, claiming that the manufacture, use, sale, offer for sale or importation of any Licensed Product infringes any Captisol-related patents or patent applications owned, licensed, sublicensed or otherwise controlled by, now or in the future, CyDex or any of its Affiliates.
2.8    Knowledge and Technology Transfer. For a period of one year after the Effective Date, CyDex shall make its personnel available (and shall request its Third Party Manufacturer to make its personnel available) to Company and its Contract Manufacturers to respond to informational inquiries and provide a reasonable amount of technical assistance related to the Licensed Know-How Rights, Licensed Product development, and technical project management at no charge. Thereafter, Company shall compensate CyDex at the rate of [***] per hour for the time of CyDex personnel incurred to provide such services, if requested and documented, to Company or its Contract Manufacturers. Such knowledge and technology transfer and support shall not include information related to the manufacture of bulk Captisol. All such knowledge and technology transfer and support shall (unless either CyDex or Company hereafter expressly requests telecommunication or a different location and the other party consents, such consent not to be unreasonably withheld, delayed or conditioned) be provided in Colorado. Company shall be responsible for any and all reasonable travel and lodging costs in connection therewith.

***Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

3.    MANUFACTURE AND SUPPLY OF CAPTISOL.
The provisions of the Supply Agreement and any related Quality Agreement shall govern the manufacture and supply of Captisol® sulfobutylether ẞ(beta) cyclodextrin, sodium salt for use in the preparation, formulation and production of the Licensed Products. Company acknowledges and agrees that CyDex is the exclusive manufacturer of Captisol for Company and its Affiliates and Sublicensees and nothing set forth herein shall be deemed to grant Company or its Affiliates or Sublicensees the right to manufacture Captisol nor the right to contract the manufacture of Captisol to a Third Party. It is understood that it shall be Company’s responsibility to obtain, at Company’s sole expense and from sources other than CyDex, all materials (including all quantities of the Compound, but excluding Captisol) needed by Company for its activities in connection with this Agreement and in connection with manufacturing Licensed Products - it being further understood, of course, that Company is to obtain at Company’s sole expense and solely from CyDex (pursuant to the Supply Agreement) all Captisol needed by Company in connection with developing and manufacturing Licensed Products.
4.    COMPENSATION.
4.1    Payments and Royalties for Licenses.
(a)    One-Time Fee. Company shall within 10 days after the Effective Date pay CyDex [***] in cash as an upfront license fee for this Agreement. Such upfront license fee shall be non-refundable and shall be deemed to be in partial consideration of the rights granted to Company under this Agreement.
(b)    Milestone Payments. Within 10 days following the achievement of each and any milestone event listed below, Company shall, in further consideration of the rights granted Company hereunder, provide written notice to CyDex of the achievement of such milestone event, accompanied by payment to CyDex of the applicable non-refundable cash milestone fee listed next to such event in further consideration of the rights granted Company hereunder. For avoidance of doubt and notwithstanding anything in this subsection (b) to the contrary, each respective milestone payment of types “(A)” and “(B)” can be earned a maximum of 10 times and as a result, the maximum payments that Company and its Affiliates, in the aggregate, can be responsible for under this subsection (b) cannot exceed [***] If as to any Licensed Product, milestone (B) is achieved before milestone (A) has been actually achieved, then milestone (A) shall be deemed to have thereby been achieved, and the milestone payment for such deemed-achieved milestone shall also be payable within such 10 days.

	Milestone	Milestone Payment
(A)	Upon achieving Technical Feasibility Milestone for a Licensed Product	[***]
(B)	Upon the First Commercial Sale of a Licensed Product	[***]
(c)    Royalties.
(i)    In addition to amounts payable pursuant to Sections 4.1(a) and 4.1(b) above, Company shall for all Net Sales of Licensed Products within the Term pay to CyDex, on a calendar quarterly basis, tiered royalties on such Net Sales in an amount equal to (A) until cumulative (lifetime) Net Sales of Licensed Products reach $10,000,000, 4% of said part of the Net Sales, and (B)

***Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

after cumulative (lifetime) Net Sales of Licensed Products reach $10,000,000, 7% of said part of the Net Sales, and (C) after cumulative (lifetime) Net Sales of Licensed Products reach $20,000,000, 10% of said part of the Net Sales. For this purpose, Net Sales during the calendar quarter in which either of such thresholds is crossed shall be prorated. Notwithstanding the foregoing, as a method of implementing a royalty-rate step-down, 33% of the erstwhile Net Sales (in a country within the Territory) of a Licensed Product which are made after expiry of the last-to-expire Licensed Patent containing a Valid Claim pertaining to such Licensed Product shall be excluded from the Net Sales figure for the purposes of this calculation. Moreover, an additional 25% of the erstwhile Net Sales (in a country within the Territory) of a Licensed Product which is not covered by a Valid Claim at the time of such sale shall be excluded from the Net Sales figure for the purposes of this calculation if for the calendar quarter in which such sale occurs a Generic Supply of such Licensed Product is being lawfully commercialized in such country. A “Generic Supply” of a Licensed Product shall be deemed to be being commercialized in a country if and only if the aggregate market share of all generic versions of such Licensed Product in such country in the calendar quarter in question is at least 5%.
(ii)    In the event that a Licensed Product is commercialized in combination with one or more products which are themselves not Licensed Products under this Agreement for a single price, the Net Sales for such Licensed Product shall be calculated by multiplying the gross amount invoiced for such combination sale by the fraction A/(A+B) where A is the fair market value of the Licensed Product and B is the fair market value of the other product(s) in the combination sale, and allocating applicable “Net Sales” deductions in the same proportion. Company’s determination of the fair market values identified in this subpart (ii) shall be used to the extent that such determinations are reasonable.
(iii)    Unless this Agreement is earlier terminated pursuant to Section 13, royalties shall be payable, on a Licensed Product-by-Licensed Product basis, during the period from the First Commercial Sale of a given Licensed Product until the later of (a) expiry of the last-to-expire Licensed Patent containing a Valid Claim; or (b) the 10th anniversary of the First Commercial Sale of such Licensed Product.
(d)    All royalties payable to CyDex pursuant to Section 4.1(c) shall be due and payable within 30 days after the conclusion of each calendar quarter, provided that within 90 days after the conclusion of each Company fiscal year Company may provide notice to CyDex of any adjustments necessary to account for any royalties which were overpaid or underpaid for such prior fiscal year’s calendar quarters (as determined from Company’s end of fiscal year external audit), and the parties shall promptly true-up for any such adjustments which are mutually determined in good faith to be correct; provided however, the lapse of such 90-day period shall not impact the right of a party to credit or recover any overpayments or underpayments discovered during an audit under Section 5.3.
(e)    In establishing the royalty structure hereunder, the parties recognize, and Company acknowledges, the substantial value of the various obligations being undertaken by CyDex under this Agreement, in addition to the grant of the license under the Licensed Intellectual Property, to enable the rapid and effective market introduction of the Licensed Products. The parties have agreed to the payment structure set forth herein as a convenient and fair mechanism to compensate CyDex for these obligations.

***Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

4.2    Taxes. All amounts due hereunder exclude and shall be paid in full to CyDex without reduction for all applicable sales, use, and other taxes and duties applicable to Company, and Company shall be responsible for payment of all such taxes (other than taxes based on CyDex’s income) and duties and any related penalties and interest, arising from the payment of amounts due under this Agreement. The parties agree to cooperate with one another and use reasonable efforts to avoid or reduce tax withholding or similar obligations in respect of royalties, milestone payments, and other payments made by Company to CyDex under this Agreement. To the extent Company is required to withhold taxes on any payment to CyDex, Company shall pay the amounts of such taxes to the proper governmental authority in a timely manner and promptly transmit to CyDex official receipts issued by the appropriate taxing authority and/or an official tax certificate, or such other evidence as CyDex may reasonably request, to establish that such taxes have been paid. CyDex shall provide Company any tax forms that may be reasonably necessary or reasonably requested in order for Company to not withhold tax or to withhold tax at a reduced rate under applicable law or an applicable bilateral income tax treaty. Each party shall provide the other with reasonable assistance to enable the recovery, as permitted by applicable law, of withholding taxes, value added taxes, or similar obligations resulting from payments made under this Agreement, such recovery to be for the benefit of the party bearing such withholding tax or value added tax.
4.3    Payments. Accrual and payment of interest shall not be deemed to excuse or cure breaches of contract arising from late payment or nonpayment. Cumulative with and not exclusive of any and all other available remedies, payments that are not made when due hereunder, and which are not otherwise subject to a good faith dispute, shall accrue interest, from due date until paid, at an annual rate equal to the prime rate, as reported in The Wall Street Journal, Eastern U.S. Edition, on the date such payment is due, plus an additional 200 basis points (2%). All amounts due hereunder are stated in, and shall be paid in, U.S. Dollars. With respect to sales not denominated in U.S. Dollars, Company shall convert the Net Sales from the applicable foreign currency into U.S. Dollars at the exchange rate reported in The Wall Street Journal, Eastern U.S. Edition, for the last trading day of the applicable calendar quarter. Based on the resulting sales in U.S. Dollars, the then applicable royalties shall be calculated.
5.    RECORDS; REPORTS; AUDIT.
5.1    Records. During the Term and for a period of two years thereafter, Company shall, and shall require its Affiliates and Sublicensees to, maintain accurate records relating to Net Sales of the Licensed Products.
5.2    Royalty Reports. Within 30 calendar days following the conclusion of each calendar quarter after the First Commercial Sale of the relevant Licensed Product and until the end of the first full calendar quarter after the end of the Term, Company shall deliver to CyDex, together with the applicable royalty payment due, a written report, on a Licensed Product-by-Licensed Product basis, of (a) gross invoiced (or otherwise charged) amounts of sales, by Company and its Affiliates and Sublicensees, of Licensed Products subject to royalty payments for such calendar quarter, (b) amounts deducted by category (following the definition of Net Sales) from such gross invoiced amounts to calculate Net Sales, (c) Net Sales subject to royalty payments for such calendar quarter and calendar year to date, (d) exclusions pursuant to Section 4.1(c)(i), and (e) the corresponding royalty. Such report shall be deemed “Confidential Information” of Company and shall be subject to the obligations of Section 8 of this Agreement. For three years after each sale of a Licensed Product (whether covered

***Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

by a Valid Claim or not), Company shall keep (and shall ensure that its Affiliates and Sublicensees shall keep) complete and accurate records of such sale in sufficient detail to confirm the accuracy of the royalty calculations hereunder.
5.3    Audit. Upon at least 14 days advance written notice by CyDex, Company shall permit, and shall cause its Affiliates and Sublicensees to permit, an independent certified public accounting firm of nationally recognized standing selected by CyDex (who has not been engaged by CyDex to provide services in any other capacity at any time during the three-year period before such selection and who executes a standard and customary confidentiality agreement prepared by Company), and reasonably acceptable to Company or such Affiliate or Sublicensee, to have access to and to review, during normal business hours upon reasonable prior written notice, the applicable records of Company and its Affiliates or Sublicensees to verify the accuracy of the royalty payments under this Section 5. Such review may only cover: (a) the records for sales made in any calendar year ending not more than three years before the date of such request, and (b) only those periods that have not been subject to a prior audit. Except as described hereafter, all such audits shall be conducted at the expense of CyDex. Such audits shall be conducted not more than once in each calendar year and not more than once for each audited period. In the event such accountant concludes that additional payments of any kind as required by this Agreement were owed to CyDex during such period, the additional amounts shall be paid within 30 days of the date CyDex delivers to Company such accountant’s written report so concluding unless Company disputes the results of such audit in accordance with Section 14.3. The fees charged by such accountant shall be paid by CyDex, unless the audit discloses that the amounts payable by Company for the audited period are more than 110% of the amounts actually paid for such period, in which case Company shall pay the reasonable fees and expenses charged by the accountant for such audit (pending the results of any dispute initiated by either party pursuant to Section 14.3 with respect to the same). In the event such accountant concludes that there was an overpayment by Company to CyDex during such period, at Company’s option, the overpayment shall be paid by CyDex to Company within 30 days of the date of the written report. The independent certified public accountant shall keep confidential any information obtained during such inspection in accordance with the provisions set forth in Section 8 hereof and shall report to CyDex and Company only the amounts of Net Sales and royalties/milestone payments due and payable. The parties agree that all information subject to review under this Section 5.3 or under any Sublicense agreement is the Confidential Information of Company and that CyDex shall cause its accountant to retain all such information in confidence.
5.4    Annual Milestone Reports. By November 1st of each calendar year during the Term, Company shall provide CyDex with written reports that describe in reasonable detail Company’s progress made toward achievement of the milestones specified in Section 4.1(b) above during such calendar year and set forth such other information regarding Licensed Products and/or Captisol as mutually agreed upon by the parties. Company shall also provide quarterly updates to the extent that significant changes to the expected completion of any such milestones outlined in the annual report have occurred.
5.5    Semiannual Development Reports. During the Term, Company shall, no less often than every six months, provide to CyDex a written update report of Company’s activities, progress and outlook in developing Licensed Products.

***Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

6.    DEVELOPMENT AND COMMERCIALIZATION BY COMPANY.
6.1    Diligence. As between CyDex and Company, from and after the Effective Date Company shall be responsible for all non-clinical and clinical development of the Licensed Products, all commercialization of the Licensed Products, and all storage, handling and use of physical quantities of the Compound and/or the Compound prepared, combined and/or formulated with Captisol. Notwithstanding the preceding sentence, Company agrees that, during the Term, it shall use, and shall require its Affiliates and Sublicensees to use, commercially reasonable efforts to develop Licensed Products based on the Compound and to market, promote, and sell Licensed Products thereafter in each Eligible State. For clarity, Company shall be under no obligation to develop, market or promote a Licensed Product if it determines, in its reasonable business judgment, that such an effort is not appropriate or commercially viable for Company.
6.2    Costs and Expenses. Company shall be solely responsible for all decision-making, compliance with law, costs and expenses related to its development, manufacturing and commercialization of the Licensed Products, including without limitation costs and expenses associated with all preclinical activities and clinical trials, and all regulatory filings and proceedings relating to the Licensed Products, and all commercialization of Licensed Products.
6.3    In Vivo Studies. If Company wishes to conduct any in vivo study (preclinical or clinical, in animals and/or in humans, each a “Study”) of a Licensed Product utilizing Captisol, the following provisions shall apply:
(d)    Dosing. Company shall not exceed the maximum allowable dosing levels of Captisol specified in CyDex’s then-current clinical dosing matrix (which shall be provided by CyDex to Company from time to time or upon Company’s request) without the written consent of CyDex, which consent shall be deemed provided unless CyDex responds in writing objecting thereto within 15 days after CyDex’s receipt of Company’s request to exceed the maximum dosage.
(e)    Compliance with Laws. Company represents and warrants that each Study shall be performed in accordance with all applicable laws, regulations and requirements; provided, that Company shall not be in violation of this Section 6.3(b) or any other provision of this Agreement or the Supply Agreement resulting from or based upon the Compound or Company including cannabis in the Licensed Products and also it being expressly understood that CyDex shall not be entitled to terminate this Agreement or the Supply Agreement due solely to the fact that the Licensed Products contain cannabis (provided that this shall not be deemed to restrict CyDex’s right to exclude all US states, the District of Columbia and all other US territories and jurisdictions from the Territory for convenience pursuant to Section 13.6 below). Company shall provide or cause to be provided all appropriate warnings to participants enrolled in each Study and obtain or cause to be obtained appropriate documentation of informed consent from all participants in each such Study.
(f)    Adverse Events. Company agrees to forthwith inform CyDex if any adverse effects are observed and ascribed to Captisol in any Study in accordance with Section 7.3 hereof. To accurately track adverse events and preserve the validity of each Study, Company agrees that, for so long as CyDex is providing supply pursuant to the Supply Agreement, it shall only use Captisol supplied by CyDex for each such Study conducted under the scope of this Agreement.

***Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

(g)    Reporting and Study Data. Within three months after receipt of the final Study report for a Study, Company shall provide to CyDex a summary of the data and results of each Study that pertain solely to Captisol, and subject to Section 8, Company hereby grants to CyDex a nonexclusive, royalty-free license (with the right to sublicense) to use and disclose such data (on a participant non-identifiable basis) solely as necessary for regulatory purposes, including without limitation to update the DMF for Captisol®.
(h)    Responsibility. Company has the freedom to design each Study, and (as between Company and CyDex) Company is solely responsible for executing each Study; and so it is reasonable that, and the parties agree that, Company shall be solely responsible therefor and for any effects or consequences of the design and execution of each Study. Notwithstanding the foregoing, each Study shall (unless either CyDex or Company hereafter expressly requests a different location and the other party consents, such consent not to be unreasonably withheld, delayed or conditioned) be conducted solely in Colorado. The parties agree that, barring a change in applicable law, it would be unreasonable to withhold, delay or condition such consent if such requested different location is in Minnesota, New York, Israel or Canada.
(i)    Review of Regulatory Filings and Publications. At least 10 days before a submission of any proposed written publication material or regulatory submission (which shall be subject to the restrictions of Section 8 hereof), Company shall provide to CyDex for CyDex’s review and comment a copy of any proposed written publication, material or regulatory submission reporting results of a Study where such publication material refers to Captisol. Company shall give due consideration to any input that CyDex provides regarding Captisol.
6.4    Access to Company’s Data. CyDex shall have the right to reference and utilize all toxicology/safety and other relevant scientific data developed on Captisol alone (and not in conjunction with a Licensed Product) by Company, its Sublicensees or Affiliates, at no cost to CyDex. Upon request by CyDex, Company shall either provide CyDex, at CyDex’s sole expense, with a copy of all such data or shall make such data accessible to CyDex at times and locations reasonably agreeable to CyDex and Company subject to the provisions of Section 8.
6.5    Insurance. During the Term and for two years thereafter, Company shall obtain and maintain, at its own cost and expense, commercial general liability insurance that includes product liability insurance coverage, of a minimum of [***], with CyDex identified as an additional named insured. It is understood and agreed that this insurance shall not be construed to limit Company’s liability with respect to its indemnification obligations hereunder. Company shall provide to CyDex upon request a certificate evidencing the insurance Company is required to obtain and keep in force under this Section 6.5. During the Term and for two years thereafter, CyDex shall obtain and maintain, at its own cost and expense, commercial general liability insurance and product liability insurance in amounts, that are reasonable and customary in the United States pharmaceutical and biotechnology industry for companies engaged in comparable activities and of similar size of CyDex, with Company identified as an additional named insured. It is understood and agreed that this insurance shall not be construed to limit CyDex’s liability with respect to its indemnification obligations hereunder. CyDex shall provide to Company upon request a certificate evidencing the insurance CyDex is required to obtain and keep in force under this Section 6.5.

***Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

6.6    .Patent Marking. Company agrees that with respect to each unit or package of Licensed Products sold in the Territory, Company shall comply with the customary patent marking laws and practices as to the applicable Licensed Patents.
6.7    Trademarks. As between CyDex and Company, Company shall have the sole authority to select trademarks for Licensed Products and Company or its Affiliates shall own all such trademarks. CyDex does not grant Company the right to use any trademarks of CyDex or its Affiliates.
6.8    No Guaranty of Favorable Outcomes. CyDex does not warrant that Company’s preclinical studies and evaluation and/or Company’s clinical studies (if any) will produce any particular results or any favorable results, or that Licensed Products can ever be duly, successfully or profitably commercialized.
7.     REGULATORY MATTERS.
7.1    Captisol Information Submitted for Regulatory Review. Except as otherwise set forth herein, Company shall be solely responsible for all communications with regulatory agencies in connection with the Licensed Products, provided CyDex shall reasonably cooperate with Company and its Affiliates with respect to any interactions with regulatory authorities concerning Captisol. Company shall provide CyDex with copies of the portions of all regulatory submissions containing Captisol data alone (and not in conjunction with any Licensed Product) 10 days before submission and shall allow CyDex to review and comment upon said submissions. The contents of each such submission shall be deemed to be Confidential Information of Company, subject to the terms and provisions of Section 8 below. Company shall promptly inform CyDex of meetings with the FDA (or other regulatory agencies in the Territory) regarding Captisol. If Company submits written responses to the FDA that include data on Captisol alone, CyDex shall be permitted to review such written materials 10 days before submission. If CyDex reasonably objects to the contents of such written responses relating to Captisol, the parties agree to cooperate in working toward a reasonable and mutually agreeable response; provided, however, that Company and its Affiliates shall be entitled to in good faith and with full regard for CyDex’s interests and concerns make the final determination as to the contents of any such materials.
7.2    Material Safety. CyDex shall provide Company, in writing, from time to time and upon Company’s request, with (a) relevant material information currently known to it regarding handling precautions, toxicity and hazards with respect to Captisol®, and (b) the then-current material safety data sheet for Captisol®. Notwithstanding the foregoing or anything in this Agreement to the contrary, Company is solely responsible for (x) use of all documentation provided by CyDex, including without limitation, use in any regulatory submission to the FDA or any other regulatory agency in the Territory, (y) document control and retention, and (z) determining the suitability of any documentation provided by CyDex hereunder for use in any regulatory submission.
7.3    Adverse Event Reporting. Company shall adhere, and shall require that its Affiliates, Sublicensees, co-marketers and distributors adhere, to all requirements of applicable law and regulations that relate to the reporting and investigation of any adverse event, including without limitation an unfavorable and unintended diagnosis, symptom, sign (including an abnormal laboratory finding), syndrome or disease, whether or not considered Captisol or Licensed Product related, which occurs or worsens following administration of Captisol or a Licensed Product. Each party shall provide the other with copies of all reports it obtains (either directly or through any Sublicensee or licensee) of any adverse event which is serious (e.g., any such adverse event involving Captisol or a Licensed Product that results

***Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

in death, is life-threatening, requires or prolongs inpatient hospitalization, results in disability, congenital anomaly or is medically important (i.e., may require other medical or surgical intervention to prevent other serious criteria from occurring)) which such party has reason to believe are associated with Captisol within 14 days following (a) submission of any such report to any regulatory agency, or (b) receipt from such party’s Sublicensee, licensee, co-marketer or distributor of any such report to any regulatory agency. Company shall also advise CyDex regarding any proposed labeling or registration dossier changes affecting Captisol. Reports from Company shall be delivered to the attention of Chief Scientific Officer, CyDex, with a copy to Chief Executive Officer, CyDex, at the address set forth in Section 14.7 and reports to Company shall be delivered to the attention of Chief Medical Officer, with a copy to Chief Executive Officer of Company at the address set forth in Section 14.7. The parties shall mutually cooperate with regard to investigation of any such serious adverse event, whether experienced by Company, CyDex or any other Affiliate, Sublicensee, sublicensee, co-marketer or distributor of CyDex or Company.
7.4    Certification Under Drug Price Competition and Patent Restoration Act. A party shall promptly give written notice to the other party of any certification of which such party becomes aware filed pursuant to 21 U.S.C. Section 355(b)(2)(A) (or any amendment or successor statute thereto) claiming that any Licensed Patents covering a Licensed Product, or the manufacture or use thereof, are invalid or unenforceable.
8.    CONFIDENTIALITY.
8.1    Definition. The parties recognize that disclosures of Confidential Information between them before the Effective Date were subject to the Confidential Disclosure Agreement between Ligand Pharmaceuticals Incorporated and Company dated [***]. Company and CyDex each recognizes that during the Term, a party (the “Disclosing Party”) may from time to time elect to or may be required by express provisions of this Agreement or the Supply Agreement to provide Confidential Information (as defined herein) to the other party (the “Receiving Party”). It shall be deemed for purposes hereof that the Disclosing Party’s Confidential Information is highly valuable, and that untoward disclosure of or use of such Confidential Information would be highly prejudicial to the Disclosing Party. The disclosure and use of Confidential Information shall be governed by the provisions of this Section 8. For purposes of this Agreement, “Confidential Information” means all information disclosed by the Disclosing Party or one of its Affiliates or one of their respective employees, agents, subcontractors, advisors or representatives to the Receiving Party or one of its Affiliates or one of their respective employees, agents, subcontractors, advisors or representatives regardless of the form or medium used to disclose including but not limited to written, oral, remote transmission, etc. which is designated in writing by the Disclosing Party as “Confidential” (or equivalent) or which reasonably ought to have been understood to be confidential and/or non-public information at the time disclosed to the Receiving Party, including but not limited to product specifications, data, know-how, formulations, product concepts, sample materials, business and technical information, financial data, batch records, inventions, works of authorship, trade secrets, processes, techniques, algorithms, programs, designs, drawings, and any other information related to a party’s present or future products, sales, suppliers, customers, employees, investors or business. Without limiting the generality of the foregoing, CyDex’s Confidential Information includes all materials provided as part of the Captisol Data Package.
8.2    Obligation. CyDex and Company agree that they may disclose the other party’s Confidential Information to its own (or its Affiliates’ or Sublicensees’) managers, officers, employees,

***Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

consultants, Third Party service providers, attorneys, accountants, bankers, lenders and agents, in each case only if and to the extent necessary to carry out their respective responsibilities under this Agreement or in accordance with the exercise of their rights under this Agreement, and such disclosure shall be limited to the maximum extent possible consistent with such responsibilities and rights; and CyDex and Company agree that they may disclose this Agreement and/or the Supply Agreement or a summary thereof to their own (or their Affiliates’) bona fide prospective and/or current lenders or financial investors. Except as set forth in the foregoing sentence, neither party (nor their Affiliates) shall disclose Confidential Information of the other to any Third Party without the other’s prior written consent. In all events, however, any and all disclosure to a Third Party (or to any such Affiliate or Sublicensee) shall be pursuant to the terms of a non-disclosure/nonuse agreement no less restrictive than this Section 8 (or, in the case of attorneys, to a duty and obligation of nondisclosure/nonuse pursuant to the applicable rules of the profession). The party which disclosed Confidential Information of the other to any Third Party (or to any such Affiliate or Sublicensee) shall be responsible and liable for any disclosure or use by such Third Party, Affiliate or Sublicensee (or its disclosees) which would have violated this Agreement if committed by the party itself. Neither party shall use Confidential Information of the other except as expressly allowed by and for the purposes of this Agreement or the Supply Agreement. Each party shall take such action to preserve the confidentiality of each other’s Confidential Information as it would customarily take to preserve the confidentiality of its own Confidential Information (but in no event less than a reasonable standard of care). Upon expiration or termination of this Agreement, each party, upon the other’s request, promptly shall return or destroy (at Disclosing Party’s discretion) all the Confidential Information disclosed to the other party pursuant to this Agreement, including all copies, reflections, analyses and extracts of documents, except for one archival copy (and such electronic copies that exist as part of the party’s computer systems, network storage systems and electronic backup systems) of such materials solely to be able to monitor its obligations that survive under this Agreement.
8.3    Exceptions. The non-use and non-disclosure obligations set forth in this Section 8 shall not apply to any Confidential Information, or portion thereof, that the Receiving Party can demonstrate:
(a)    is at the time of Receiving Party’s receipt is in the public domain;
(b)    after Receiving Party’s receipt, becomes part of the general public domain, by publication or otherwise, through no fault of and or without violation of any duty of confidentiality of the Receiving Party or its disclosees;
(c)    at the time of disclosure is already in the Receiving Party’s possession with no duty of confidentiality, and such prior possession can be demonstrated by the Receiving Party by written proof (provided that this subsection shall not apply to Confidential Information exchanged between the parties before the execution of this Agreement);
(d)    is rightfully received by the Receiving Party on a non-confidential basis from an independent Third Party where Receiving Party has no knowledge of or reason to believe that such Third Party had an obligation of confidentiality related to such information; or
(e)    is independently developed by or expressly for the Receiving Party, in either case solely by personnel without any access to or use of the Disclosing Party’s Confidential Information, as shown by Receiving Party’s competent, contemporaneous written evidence.

***Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

In addition, the Receiving Party may disclose the Disclosing Party’s Confidential Information that is required to be disclosed by law, by a valid order of a court or by order or regulation of a governmental agency including but not limited to, regulations of the SEC or in the course of arbitration or litigation; provided, however, that in all cases where legally able, the Receiving Party shall give the Disclosing Party prompt notice of the pending disclosure and make a reasonable effort to obtain, or to assist the Disclosing Party in obtaining, a protective order or confidential-treatment order preventing or limiting (to the greatest possible extent and for the longest possible period) the disclosure and/or requiring that the Confidential Information so disclosed be used only for the purposes for which the law or regulation required, or for which the order was issued.
8.4    Injunction. Each party agrees that should it breach or threaten to breach any provisions of this Section 8, the Disclosing Party will suffer irreparable damages and its remedy at law will be inadequate. Upon any breach or threatened breach by the Receiving Party of this Section 8, the Disclosing Party shall be entitled to seek temporary, preliminary and/or permanent injunctive relief in addition to any other remedy which it may have, without need to post any bond or security, in addition to any and all other legal and equitable rights and remedies available to the Disclosing Party.
8.5    Third Party Information.
(a)    Company acknowledges that CyDex’s Confidential Information includes information developed by [***] that is confidential to both CyDex and [***]. Only to the extent that confidential information of [***] is disclosed to Company hereunder, and only as required by CyDex’s pre-existing contractual obligations to [***], then [***] is a limited third party beneficiary of only this Section 8 of this Agreement and may seek remedies pursuant to it, but only in accordance with its terms.
(b)    The parties acknowledge that the defined term “Confidential Information” shall include not only a Disclosing Party’s own Confidential Information but also Confidential Information of an Affiliate or of a Third Party which is in the possession of a Disclosing Party. Both parties agree not to disclose to the other party any Confidential Information of a Third Party which is in the possession of such party, unless the other party has given an express prior written consent (which specifies the owner of such Confidential Information) to receive such particular Confidential Information.
8.6    Public Announcements. The parties shall mutually agree on a press release or press releases (either joint or separate, as the parties may agree) to be issued upon execution of this Agreement. Neither party shall make any subsequent public announcement concerning this Agreement or the terms hereof not previously made public without the prior written approval of the other party with regard to the form, content, and precise timing of such announcement, except as may be required to be made by either party or its parent in order to comply with applicable law, regulations, court orders, or tax, securities filings, financing arrangements, acquisitions, or sublicenses (including, if CyDex or its parent so determines, attaching the text of this Agreement and the Supply Agreement as an exhibit to a SEC Form 8-K or Form 10-K report). Such consent shall not be unreasonably withheld, conditioned or delayed by such other party. Before any such public announcement, the party wishing to make the announcement shall submit a draft of the proposed announcement to the other party sufficiently in advance of the scheduled disclosure to afford such other party a reasonable opportunity to review and comment upon the proposed text and the timing of such disclosure, and shall consider all reasonable comments of the other party regarding such disclosure. (Provided, that neither party shall use the trademark or logo of the other party, its Affiliates or their respective employee(s) in any publicity, promotion, news release

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or public disclosure relating to this Agreement or its subject matter, except as may be required by law or required by the rules of an applicable US national securities exchange or except with the prior express written permission of such other party, such permission not to be unreasonably withheld, conditioned or delayed.) Notwithstanding the above, once a public disclosure has been made, either party shall be free to disclose to Third Parties any information contained in said public disclosure, without further pre-review or pre-approval.
9.    REPRESENTATIONS AND WARRANTIES.
9.1    Mutual Representations and Warranties. Each party represents and warrants to the other that, as of the Effective Date:
(a)    it is a corporation or limited liability company, as the case may be, duly organized and validly existing under the laws of the state of its incorporation or formation, as the case may be;
(b)    excluding any effect of the fact that the manufacture, distribution, or possession with intent to distribute of cannabis and/or cannabis derived products are illegal under US federal law and under the laws of certain countries and states, it has the full power and right to enter into this Agreement and to perform its obligations hereunder and it is expressly understood that neither party shall be entitled to terminate this Agreement for violation of this Section 9.1(b) due solely to noncompliance which arises solely from the fact that the Licensed Products contain cannabis;
(c)    this Agreement has been duly authorized, executed and delivered by such party and constitutes a legal, valid and binding obligation of such party enforceable against such party in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent transfer, or other similar laws affecting the rights and remedies of creditors generally and by general principles of equity;
(d)    the execution, delivery and performance of this Agreement by such party does not and will not conflict with, breach or create in any Third Party the right to accelerate, terminate or modify any agreement or instrument to which such party is a party or by which such party is bound, nor (excluding any effect of the fact that the manufacture, distribution, or possession with intent to distribute of cannabis and/or cannabis derived products are illegal under US federal law and under the laws of certain countries and states) violate any law or regulation of any court, governmental body or administrative or other agency having authority over such party; it is expressly understood that neither party shall be entitled to terminate this Agreement for violation of this Section 9.1(d) due solely to noncompliance which arises solely from the fact that the Licensed Products contain cannabis;
(e)    Excluding any effect of the fact that the manufacture, distribution, or possession with intent to distribute of cannabis and/or cannabis derived products are illegal under US federal law and under the laws of certain countries and states, all consents, approvals and authorizations from all governmental authorities or other Third Parties required to be obtained by such party in connection with the execution and delivery of this Agreement have been obtained and the execution, delivery and performance of this Agreement by such party does not and will not violate any law or regulation of any governmental jurisdiction or body having authority over such party; it is expressly understood that neither party shall be entitled to terminate this Agreement for violation of this Section 9.1(e) due solely to noncompliance which arises solely from the fact that the Licensed Products contain cannabis;

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(f)    no person or entity has or will have, as a result of the transactions contemplated by this Agreement, any right, interest or valid claim against or upon such party for any commission, fee or other compensation as a finder or broker because of any act by such party or its Affiliates or agents, or in addition, with respect to Company, because of any act by its Sublicensees; and
(g)    it has not entered into any agreement with any Third Party that is in conflict with the rights granted to the other party pursuant to this Agreement.
9.2    CyDex Representations and Warranties. CyDex hereby represents and warrants (and, where applicable, covenants) to Company that:
(f)    Neither CyDex nor any of its Affiliates will, during the Term, enter into an agreement or understanding with a Third Party whereby Captisol would be produced for or supplied to such Third Party where CyDex or its Affiliate knew or had reason to know that such Third Party would be using a Compound as an active ingredient prepared or combined with or formulated using Captisol.
(g)    As of the Effective Date, there are no unsettled past or current, and CyDex and its Affiliates have not received notice of any threatened, patent, trade secret or other intellectual property dispute with any Third Party that actually or is reasonably likely to have an adverse effect on the Licensed Intellectual Property;
(h)    As of the Effective Date, the Licensed Intellectual Property is not subject to any outstanding injunction, judgment, order, ruling or charge, and neither CyDex nor its Affiliates knows of any pending or threatened claim or action, in each instance which challenges the validity, legality, enforceability or use of the Licensed Intellectual Property and to CyDex and its Affiliate’s knowledge, CyDex wholly owns or properly licenses all intellectual property rights necessary to grant to Company the licenses granted hereunder;
(i)    As of the Effective Date, excluding any effect of the fact that the manufacture, distribution, and possession with intent to distribute of cannabis and/or cannabis derived products are illegal under US federal law and under the laws of certain countries and states, CyDex has the full right, power and authority to grant all of the licenses granted to Company under this Agreement;
(j)    CyDex has not granted as of the Effective Date and will not grant during the Term, to any Third Party any license to any of the Licensed Intellectual Property which conflicts with the exclusive license hereunder;
(k)    As of the Effective Date and (subject to the effect of future expiration of Licensed Patents in a given country) throughout the Term, CyDex is and will continue to be the exclusive worldwide manufacturer and supplier of Captisol which conforms to the Specifications;
(l)    As of the Effective Date, the Licensed Intellectual Property constitutes all Captisol-related rights owned or controlled by CyDex or its Affiliates that pertain to Company’s and its Affiliates’ research, development, manufacture, use and commercialization of the Licensed Products as contemplated by this Agreement; and
(m)    As of the Effective Date, there is no Nonexclusive LIP except as so identified in Exhibit A attached hereto.

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9.3    Disclaimer. Notwithstanding the representations and warranties set forth in this Section 9, Company acknowledges and accepts the risks inherent in attempting to develop and commercialize any pharmaceutical product. There is no implied representation that any Licensed Products can be successfully developed or commercialized. The express warranties set forth in this Section 9 above and elsewhere in this Agreement are provided in lieu of, and EACH PARTY HEREBY DISCLAIMS, all other warranties, express and implied, relating to the subject matter of this Agreement, Captisol, the Licensed Intellectual Property, or the Licensed Products, including but not limited to the implied warranties of merchantability and fitness for a particular purpose, title and non-infringement of third party rights. Each party’s representations and/or warranties under this Agreement are solely for the benefit of the other party and may be asserted only by the other party and not by any Affiliate, Sublicensee or Third Party (including without limitation any customer of the other party, its Affiliates or Sublicensees). Each party, its Affiliates and Sublicensees shall be solely responsible for all representations and warranties that it, its Affiliates or Sublicensees make to any customer (or other Third Party), Affiliates or Sublicensees.
10.    INDEMNIFICATION.
10.1    By CyDex. CyDex shall defend, indemnify and hold Company and its Affiliates, and each of their respective directors, managers, officers, agents and employees (collectively, the “Company Indemnitees”), harmless from and against any and all losses, judgments, damages, liabilities, settlements, penalties, fines, costs and expenses (including the reasonable costs and expenses of attorneys and other professionals) (collectively, “Losses”; it being expressly understood, however, that incidental, special, indirect and consequential damages and lost profits, lost savings and interruptions of business are expressly excluded therefrom and from such defined term) incurred by the Company Indemnitees as a result of any claim, demand, action or other proceeding, whether civil, criminal, administrative or otherwise (each, a “Claim”) by a Third Party, to the extent such Losses arise out of (a) CyDex’s breach of this Agreement or the Supply Agreement, including without limitation any of its covenants, representations and warranties set forth herein or therein; (b) any breach or violation of any applicable law by CyDex or its Affiliates, or any of their respective officers, directors, managers, employees, or agents, in connection with the activities contemplated by this Agreement or the Supply Agreement including but not limited to those listed in subsections (c) and (d) below, (c) the research, development, manufacture, use, handling, promotion, marketing, distribution, importation, sale or offering for sale of Captisol by CyDex, its Affiliates, licensees or agents (for clarity, such terms shall not include Company in any event); (d) interactions and communications by CyDex, its Affiliates, manufacturers or agents with governmental authorities, physicians or other Third Parties relating to Captisol, including the Captisol Data Package; (e) the grossly negligent or willful misconduct of CyDex or its Affiliates or any of their respective officers, directors, managers, employees or agents; or (f) a Claim that the development, making, use, selling, marketing, offering for sale, importing or other commercial exploitation of the Licensed Products in and for the Field by any Company Indemnitees infringes the rights of any Third Party to the extent the Claim is based upon or arises out of the Licensed Patents, and for each of subsections (a)-(f), all except to the extent that such Losses are primarily caused by a Company Indemnitee’s breach of applicable law (other than with respect to applicable law that states that the Compound in the Licensed Product is not permitted or illegal), breach of a material provision of this Agreement or the Supply Agreement, gross negligence or willful misconduct.
10.2    By Company. Company shall defend, indemnify and hold CyDex and its Affiliates, and each of their respective directors, managers, officers, agents and employees (collectively, the

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“CyDex Indemnitees”), harmless from and against any and all Losses incurred by the CyDex Indemnitees as a result of any Claim by a Third Party, to the extent such Losses arise out of: (a) Company’s breach of this Agreement or the Supply Agreement, including without limitation any of its covenants, representations and warranties herein or therein; (b) any breach or violation of any applicable law by Company, its Affiliates, sublicensees or subcontractors, or any of their respective managers, officers, directors, employees, or agents in connection with the activities contemplated by this Agreement or the Supply Agreement including but not limited to those listed in subsections (c), (d) and (e) below, (c) any Study conducted by or on behalf of Company, but only to the extent that such claim is unrelated to a Defect, as defined in the Supply Agreement; (d) the research, development, manufacture, use, handling, promotion, marketing, distribution, importation, sale or offering for sale of Licensed Products by Company, its Affiliates, Sublicensees, Contract Manufacturers, distributors or agents (for clarity, such terms shall not include CyDex in any event), but only to the extent not attributable directly to Captisol, CyDex, its Affiliates or CyDex’s/its Affiliates’, contractors and/or subcontractors for such activity; (e) infringement of a Third Party’s intellectual property rights in the making, having made, using, selling, offering for sale and importing of Licensed Products, but only to the extent that any such infringement Claim is unrelated to Captisol or the Licensed Intellectual Property; (f) interactions and communications (and failures to interact or engage) by Company, its Affiliates, Sublicensees, distributors or agents with governmental authorities, physicians or other Third Parties relating to Licensed Products and/or Captisol; (g) any death or adverse physical or mental reaction to any person arising from any Licensed Product but only to the extent not attributable to a Defect, as defined in the Supply Agreement; or (h) the grossly negligent or willful misconduct of Company or its Affiliates, Sublicensees, Contract Manufacturers, distributors or agents or any of their respective managers, officers, directors, managers, employees or agents; and for each of subsections (a)-(h), all except to the extent that such Losses are primarily caused by a CyDex Indemnitee’s breach of applicable law, this Agreement or the Supply Agreement, gross negligence or willful misconduct.
10.3    Expenses. As the parties intend complete indemnification, all reasonable costs and expenses of enforcing any provision of this Section 10 shall also be reimbursed by the Indemnifying Party.
10.4    Procedure. The party or other Indemnitee intending to claim indemnification under this Section 10 (an “Indemnified Party”) shall promptly notify the other party (the “Indemnifying Party”) of any Claim in respect of which the Indemnified Party intends to claim such indemnification (provided, that no delay or deficiency on the part of the Indemnified Party in so notifying the Indemnifying Party will relieve the Indemnifying Party of any liability or obligation under this Agreement except to the extent the Indemnifying Party has suffered actual prejudice directly caused by the delay or other deficiency), and the Indemnifying Party shall assume the defense thereof (with counsel selected by the Indemnifying Party and reasonably satisfactory to the Indemnified Party) whether or not such Claim is rightfully brought; provided, however, that an Indemnified Party shall have the right to retain its own counsel and participate in the defense thereof, with the fees and expenses to (unless the Indemnifying Party does not assume the defense or unless a representation of both the Indemnified Party and the Indemnifying Party by the same counsel would be inappropriate due to the actual or potential differing interests between them, in which case the reasonable fees and expenses of counsel retained by the Indemnified Party shall be paid by the Indemnifying Party) be paid by the Indemnified Party. (Provided, that in no event shall the Indemnifying Party be required to pay for more than one separate counsel no matter the number or circumstances of all Indemnified Parties.) If the Indemnifying Party shall fail to timely assume the defense of and reasonably defend such Claim, the Indemnified

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Party shall have the right to retain or assume control of such defense and the Indemnifying Party shall pay (as incurred and on demand) the fees and expenses of counsel retained by the Indemnified Party and all other expenses of investigation and litigation. The Indemnified Party, and its directors, managers, officers, advisers, agents and employees, shall cooperate fully with the Indemnifying Party and its legal representatives in the investigations of any Claim. The Indemnifying Party shall not be liable for the indemnification of any Claim settled (or resolved by consent to the entry of judgment) without the written consent of the Indemnifying Party. Also, if the Indemnifying Party shall control the defense of any such Claim, the Indemnifying Party shall have the right to settle such Claim; provided, that the Indemnifying Party shall obtain the prior written consent (which shall not be unreasonably withheld, conditioned or delayed) of the Indemnified Party before entering into any settlement of (or resolving by consent to the entry of judgment upon) such Claim unless (A) there is no finding or admission of any violation of law or any violation of the rights of any person or entity by an Indemnified Party, no requirement that the Indemnified Party admit fault or culpability, and no adverse effect on any other claims that may be made by or against the Indemnified Party and (B) the sole relief provided is monetary damages that are paid in full by the Indemnifying Party and such settlement does not require the Indemnified Party to take (or refrain from taking) any action.
Regardless of who controls the defense, the other party hereto shall reasonably cooperate in the defense as may be requested. Without limitation, the party hereto which is not the Indemnifying Party and (if different) the Indemnified Party, and their respective directors, managers, officers, advisers, agents and employees, shall cooperate fully with the Indemnifying Party and its legal representatives in the investigation and defense of any Claim.
10.5    Other Scenarios. Subject to Section 11, this Section 10 shall not be construed to suggest that a party has no remedy other than under this Section 10 (or does not have any particular remedy) for Losses and diminutions in value which arise from breaches of this Agreement or of the Supply Agreement but which are not incurred as a result of a Claim. Further, Company agrees that if any CyDex Indemnitee incurs any Losses (including without limitation additional legal costs, issues with one’s auditing independent registered public accounting firm or need to change one’s auditing independent registered public accounting firm, shareholder lawsuits, etc.) as a direct result of (subparts (i) through (iii) all being satisfied): (i) the Licensed Product containing the Compound, (ii) cannabis and/or cannabis derived products being illegal under US federal law or any applicable foreign or state law) and (iii) CyDex being a party to and performing this Agreement/the Supply Agreement, then if Company is not otherwise required pursuant to this Agreement/the Supply Agreement to indemnify such CyDex Indemnitee for such Loss, Company and CyDex (and such CyDex Indemnitee, if the CyDex Indemnitee is not CyDex itself) shall negotiate in good faith an agreement for Company to reimburse such CyDex Indemnitee for an equitable portion of such Losses. Notwithstanding anything in this Section 10.5 to the contrary, under no circumstance shall Company’s maximum liability under this Section 10.5 to any and all CyDex Indemnities claiming Losses during the Term, in the aggregate, exceed the lesser of (a) [***] or (b) [***].
11.    LIMITATION OF LIABILITY.
EXCEPT FOR COMPANY’S OBLIGATIONS TO PAY AN AMOUNT TO CYDEX TO THE EXTENT SUCH AMOUNT BECOMES PROPERLY DUE AND PAYABLE WHICH MAY INCLUDE AN UPFRONT LICENSE FEE, MILESTONE PAYMENTS, ROYALTIES AND INTEREST, A PARTY’S INDEMNIFICATION OBLIGATIONS SET FORTH IN SECTION 10 OF

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THIS AGREEMENT (AND AS INCORPORATED INTO THE SUPPLY AGREEMENT), COMPANY’S OBLIGATION TO PAY FOR CAPTISOL THAT IS PROPERLY AND TIMELY DELIVERED PURSUANT TO THE SUPPLY AGREEMENT, A PARTY’S OBLIGATIONS AND/OR BREACHES UNDER SECTIONS [***] OF THE SUPPLY AGREEMENT, BREACHES OF SECTIONS [***] OF THIS AGREEMENT (ALL TOGETHER, THE “EXCEPTED LIABILITIES”), IN NO EVENT SHALL A PARTY’S TOTAL AGGREGATE LIABILITY FOR ALL CLAIMS ARISING OUT OF OR RELATED TO THIS AGREEMENT AND/OR THE SUPPLY AGREEMENT EXCEED THE GREATER OF (I) [***] OR (II) [***]. OTHER THAN WITH RESPECT TO EXCEPTED LIABILITIES, IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY INCIDENTAL, SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, EXPENSES, LOST PROFITS, LOST SAVINGS, INTERRUPTIONS OF BUSINESS, ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE SUPPLY AGREEMENT OR RESULTING FROM THE DEVELOPMENT, REGULATORY PROSECUTION, MANUFACTURE, HANDLING, MARKETING, SALE, DISTRIBUTION OR USE OF LICENSED PRODUCTS OR THE LICENSED INTELLECTUAL PROPERTY, REGARDLESS OF THE FORM OF ACTION, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE, EVEN IF SUCH PARTY WAS ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. EACH PARTY SHALL HAVE NO REMEDY OF OR IN THE NATURE OF DAMAGES, AND EACH PARTY SHALL HAVE NO LIABILITY FOR OR IN THE NATURE OF DAMAGES, OTHER THAN AS EXPRESSLY SET FORTH IN THIS AGREEMENT AND THE SUPPLY AGREEMENT AND SUBJECT TO THE FOREGOING SENTENCE. NO ACTION, REGARDLESS OF FORM, ARISING OUT OF OR RELATED TO THIS AGREEMENT MAY BE BROUGHT BY EITHER PARTY MORE THAN TWO YEARS AFTER SUCH PARTY HAS KNOWLEDGE OF THE OCCURRENCE THAT GAVE RISE TO THE CAUSE OF ACTION OR AFTER EXPIRATION OF THE APPLICABLE STATUTORY LIMITATIONS PERIOD, WHICHEVER IS SOONER.
12.    MANAGEMENT OF INTELLECTUAL PROPERTY.
12.1    Ownership.
(c)    Existing and Acquired Rights. Each party shall maintain its ownership and other rights with respect to intellectual property owned or controlled by such party before the Effective Date. Each party shall own any intellectual property acquired by such party outside of this Agreement after the Effective Date.
(d)    New Rights. The ownership of discoveries, inventions, improvements and other technology, whether or not patentable (each, a “Discovery”), made by Company’s and/or CyDex’s personnel and related to the subject matter of this Agreement, will be determined in accordance with U.S. Patent laws and ownership shall follow inventorship. The party other than the owning party agrees to cooperate fully in protecting the owning party’s rights and interests in to such Discovery. CyDex agrees to promptly disclose to Company any Discovery related to the Licensed Products. With respect to any Discovery related to the Licensed Products (as opposed to Captisol per se) made by CyDex personnel or made jointly by CyDex and Company (or its Affiliates’) personnel, CyDex hereby grants to Company an exclusive transferable, perpetual, and royalty-free license, in the Territory with the right to grant sublicenses (through multiple tiers of Sublicensees), to develop, make, have made, use, market, distribute, import, sell and offer for sale products and/or services incorporating the Discovery. If during the Term, CyDex files any patent application claiming any Discovery related to the Licensed Products

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(as opposed to Captisol per se), anywhere in the world, Company shall be deemed automatically to have an exclusive transferable, perpetual, and royalty-free license in and for the Territory, with the right to grant sublicenses (through multiple tiers of Sublicensees), under the claims relating specifically to any Discovery related to the Licensed Products (as opposed to Captisol per se) and to make, have made, use, market, distribute, import, sell, and offer for sale products and/or services incorporating the Discovery.
12.2    Prosecution and Maintenance.
(a)    Existing Rights (Licensed Patents). [***].
(b)    New Rights. The parties shall cooperate to take whatever, if any, actions they mutually agree upon in writing and in their respective discretion to prosecute patent applications and maintain patents covering rights which are jointly owned in accordance with Section 12.1(b). Such agreement shall include actions to be taken by each party and the allocation of expenses related to such action. Neither party shall seek patent protection covering such rights without such agreement.
(c)    For the avoidance of doubt, subject to Sections 12.2(a) and (b) each party shall be solely responsible for all decisions and actions pertaining to the prosecution and maintenance of patents owned solely by such party.
12.3    Infringement by Third Parties.
(a)    Each party shall promptly notify the other party in writing of any actual or threatened infringement, misappropriation or other violation by a Third Party of any Licensed Intellectual Property in the Field (“Third Party Infringement”) of which it becomes aware.
(b)    Existing Rights (Licensed Patents). [***].
(c)    New Rights. The parties shall cooperate to take whatever, if any, actions they mutually agree upon in writing and in their respective discretion against the alleged infringer of rights which are jointly owned in accordance with Section 12.1(b). Such agreement shall include actions to be taken by each party and the allocation of expenses and recoveries related to such action. Neither party shall take any such action against the alleged infringer without the written consent of the other party although Company may take such action to the extent that CyDex determines not to without the requirement of additional consent from CyDex.
(d)    For the avoidance of doubt, subject to Sections 12.3(a), (b) and (c), each party shall be solely responsible for all decisions and actions pertaining to the enforcement of patents owned solely by such party.
13.    TERM AND TERMINATION.
13.1    Term. The term of this Agreement (the “Term”) shall commence on the Effective Date and shall continue in effect thereafter until the later of (a) the final expiration of the last-to-expire of the Licensed Patents or (b) the 10th anniversary of the First Commercial Sale (in the applicable country) of any Licensed Product, unless earlier terminated in accordance with Sections 13.3, 13.4 13.5 or 13.6 hereunder. The parties confirm that subject to this Section 13.1, this Agreement shall not be terminated

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or invalidated by any future determination that any or all of the Licensed Patents have expired or been invalidated.
13.2    Survival. Notwithstanding any other provisions of this Agreement, any liability or obligation of either party to the other for acts or omissions before the termination or expiration of this Agreement shall survive the termination or expiration of this Agreement. Such termination or expiration shall not relieve either party from obligations that are expressly indicated or obviously intended to survive termination or expiration of this Agreement, nor shall any termination or expiration of this Agreement relieve Company of its obligation to pay CyDex, subject to the terms herein, (a) royalties (or payments in the nature of royalties) for all Licensed Products sold by Company, its Affiliates or Sublicensees before the effective date of the termination or expiration, (b) sums due for milestone payments earned before the effective date of the termination or expiration but not yet paid, and (c) sums due in respect of Captisol shipped before termination or expiration of this Agreement. Sections 2.2 (Grant of License from Company to CyDex), 4.2 (Taxes), 4.3 (Late Payments), 5 (Records; Reports; Audit), 6.3(d) (Reporting and Study Data), 6.4 (Access to Company’s Data), 7.3 (Adverse Event Reporting), 8 (Confidentiality), 9.3 (Disclaimer), 10 (Indemnification), 11 (Limitation of Liability), 12 (Management of Intellectual Property), 13 (Term and Termination), and 14 (General Provisions) shall survive termination or expiration of this Agreement.
13.3    Termination for Breach. If either party should violate or fail to perform any material term or covenant of this Agreement, then the other party may give written notice of such default to such party. If such party should fail to cure such default within 30 days after such notice, the other party shall have the right to (in addition to and not in lieu of all other available rights and remedies) terminate this Agreement by a second written notice (a “Notice of Termination”) to such party. If Notice of Termination is sent to such party, this Agreement shall automatically terminate on the effective date of such notice. The parties agree that any failure by Company to pay when due (subject to the 30-day cure period) 100% of such portion of any amount of money owing from Company to CyDex as is not disputed in good faith by Company shall conclusively be deemed to constitute a “material” breach.
13.4    Termination for Bankruptcy. Either party may, to the extent permitted by applicable law, terminate this Agreement immediately upon written notice to the other party in the event that the other party has a petition in bankruptcy filed against it that is not dismissed within 60 days of such filing, files a petition in bankruptcy, or makes an assignment for the benefit of creditors.
13.5    Termination of the Supply Agreement. If the Supply Agreement is terminated in accordance with its terms, by Company, Company shall have the right to terminate this Agreement with five days’ prior written notice to CyDex. If the Supply Agreement is terminated in accordance with its terms by CyDex, CyDex shall have the right to terminate this Agreement if it does so within 30 days following the termination of the Supply Agreement.
13.6    Convenience. CyDex may exclude all US states, the District of Columbia and all other US territories and jurisdictions from the Territory, for convenience, at any time upon [***] prior written notice to Company. In the event that CyDex exercises this Section 13.6 exclusion for convenience right, then neither CyDex nor any of its Affiliates shall directly themselves or through the use of any Third Party, grant any Third Party any title, right, claim, interest or license under, in or to any of the Licensed Intellectual Property to research, develop, modify, make, have made, import, export, use, promote, market, distribute, package, offer for sale, sell, or otherwise commercially exploit in all US

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states, the District of Columbia and all other US territories and jurisdictions any product that incorporates a Compound as an active pharmaceutical ingredient prepared or combined with or formulated using Captisol for a period of 3 years from the effective date of such exclusion for convenience. Company may terminate this Agreement for convenience at any time upon [***] prior written notice to CyDex.
13.7    Effect of Expiration. Upon the natural expiration of the Term, the licenses granted in Section 2.1 shall become perpetual, fully paid-up and royalty-free throughout the Territory.
13.8    Effect of Termination. Following the termination (other than in connection with CyDex’s termination under Section 13.3) of this Agreement, (a) each party shall promptly return all Confidential Information of the other party and its Affiliates and also all relevant records and materials in its possession or control containing the other party’s Confidential Information with respect to which the former party does not retain rights hereunder, except for one archival copy (and such electronic copies that exist as part of the receiving party’s computer systems, network storage systems and electronic backup systems) of such materials solely to be able to monitor its obligations that survive under this Agreement and (b) for a period not to exceed 180 days following the effective date of termination Company and its Affiliates and Sublicensees shall have the right to research, develop, modify, make, have made, import, export, use, promote, market, distribute, package, offer for sale, sell, or otherwise commercially exploit in the Territory any Licensed Products in their possession or in the process of being manufactured as of the effective date of termination, subject to the obligation to pay royalties per Section 4.1(c) on Net Sales made during such period. Notwithstanding the foregoing, in the case of exclusion for convenience pursuant to Section 13.6, Company and its Affiliates and Sublicensees shall have no right from and after the effective date of exclusion for convenience to research, develop, modify, make, have made, import, export, use, promote, market, distribute, package, offer for sale, sell, or otherwise commercially exploit in all US states, the District of Columbia and all other US territories and jurisdictions any Licensed Products, although such exclusion for convenience shall have no effect on their right to continue to do so in the other geographies, if any, within the Territory besides all US states, the District of Columbia and all other US territories and jurisdictions.
14.    GENERAL PROVISIONS.
14.1    Relationship of Parties. Each of the parties hereto is an independent contractor and nothing in this Agreement is intended or shall be deemed to constitute a partnership, agency, employer-employee or joint venture relationship between the parties. Neither party shall have the right to, and each party agrees not to purport to, incur any debts or make any commitments or contracts for the other.
14.2    Compliance with Law. Company agrees that in the use of the Licensed Intellectual Property and Captisol by it and its Affiliates and Sublicensees, and the development, study, manufacture, handling, marketing, sale, distribution and use of Licensed Products, it and its Affiliates and Sublicensees shall comply with all applicable international, federal, state and local laws, rules and regulations, including, but not limited to, import/export restrictions, laws, rules and regulations governing use and patent, copyright and trade secret protection; provided, that it is expressly understood that CyDex shall not be entitled to terminate this Agreement for violation of this Section 14.2 due to noncompliance which arises solely from the fact that the Licensed Products contain cannabis or may be deemed illegal substances in certain portions of the Territory. CyDex agrees that its manufacture, handling, marketing, sale, distribution and use of Captisol hereunder shall comply with all applicable international, federal, state and local laws, rules and regulations, including, but not limited to, import/export restrictions, laws,

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rules and regulations governing use and patent, copyright and trade secret protection; provided, that it is expressly understood that Company shall not be entitled to terminate this Agreement for violation of this Section 14.2 due to noncompliance which arises solely from the fact that the Licensed Products contain cannabis or may be deemed illegal substances in certain portions of the Territory.
14.3    Arbitration.
(a)    Procedure. Any and all disputes or controversies arising out of or relating to this Agreement shall be exclusively and finally resolved by binding arbitration in accordance with the commercial arbitration rules of JAMS then in effect, in Denver, Colorado. The arbitration shall be conducted by an arbitrator reasonably knowledgeable about the pharmaceutical industry and Colorado Revised Statutes, 13-22-601, and acceptable to CyDex and Company. If CyDex and Company cannot agree on a single arbitrator within 30 days after a demand for arbitration has been made, CyDex shall appoint an arbitrator, Company shall appoint an arbitrator, the two arbitrators shall appoint a third arbitrator, and the three arbitrators shall hear and decide the issue in controversy. If either party fails to appoint an arbitrator within 45 days after service of the demand for arbitration, then the arbitrator appointed by the other party shall arbitrate any controversy in accordance with this Section 14.3(a). Except as to the selection of arbitrators, the arbitration proceedings shall be conducted promptly and in accordance with the commercial arbitration rules of JAMS then in effect. The expenses of any arbitration, including the reasonable attorney fees of the prevailing party, shall be borne by the party deemed to be at fault or on a pro-rata basis should the arbitration conclude in a finding of mutual fault.
(b)    Confidentiality of Proceedings. All arbitration proceedings hereunder shall be confidential and the arbitrator(s) shall issue appropriate protective orders to safeguard each party’s Confidential Information. Except as required by law, neither party shall make (or instruct the arbitrator(s) to make) any public announcement with respect to the proceedings or decision of the arbitrator(s) without prior written consent of the other party.
(c)    Interim Equitable Relief. Each party shall, in addition to all other remedies accorded by law (or in equity) and permitted by this Agreement, be entitled to equitable relief (including but not limited to interim injunctive relief) in any court having jurisdiction to protect its interests. Neither party shall commence any court proceeding or action against the other to resolve any dispute, except (i) to enforce an arbitral award rendered pursuant to this Section 14.3, or (ii) for such injunctive relief. Neither party shall commence any federal court proceeding or action against the other to resolve any dispute whatever, nor seek to remove any state court proceeding or action whatever against the other to federal court; and each party hereby expressly waives its rights to bring federal court proceedings or actions against the other and/or to remove any state court proceedings or actions against the other to federal court.
(d)    Equitable Relief Generally. Each party recognizes that the covenants and agreements herein and their continued performance as set forth in this Agreement are necessary and critical to protect the legitimate interests of the other party, that the other party would not have entered into this Agreement in the absence of such covenants and agreements and the assurance of continued performance as set forth in this Agreement, and that a party’s breach or threatened breach of such covenants and agreements may cause the opposed party irreparable harm and significant injury, the amount of which will be extremely difficult to estimate and ascertain, thus potentially making any remedy at law or in damages inadequate. Therefore, each party confirms and agrees that an opposed

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Party shall be entitled to seek specific performance, an order restraining any breach or threatened breach (of Section 8 and/or of any or all other provisions of this Agreement), and any other equitable relief (including but not limited to temporary, preliminary and/or permanent injunctive relief), all without need to post any bond or security, and (except as provided in Section 11) in addition to and not exclusive of any other remedy available to such other Party at law or in equity.
(e)    Binding Effect. The provisions of this Section 14.3 shall survive any expiration or termination of this Agreement, and shall be severable and binding on the parties hereto, notwithstanding that any other provision of this Agreement may be held or declared to be invalid, illegal or unenforceable.
14.4    Costs and Expenses. Except as otherwise expressly provided in this Agreement, each party shall bear all costs and expenses associated with the performance of such party’s obligations under this Agreement.
14.5    Further Assurances. The parties hereby covenant and agree without the necessity of any further consideration, to execute, acknowledge and deliver any and all such other documents and instruments and take any such other action as may be reasonably necessary or appropriate to carry out the intent and purposes of this Agreement.
14.6    Force Majeure. Neither party shall be liable for failure to perform, or delay in the performance of, its obligations under this Agreement (other than payment obligations) when such failure or delay is caused by an event of force majeure. For purposes of this Agreement, an event of force majeure means any event or circumstance beyond the reasonable control of the affected party and not reasonably preventable after using all commercially available and reasonable efforts to address and resolve, including but not limited to war, insurrection, riot, fire, flood or other unusual weather condition, explosion, act of God, peril of the sea, sabotage, accident, embargo, act of governmental authority, compliance with governmental order on national defense requirements, or inability due to general industry wide shortages to obtain fuel, power, raw materials, labor or transportation facilities. If, due to any event of force majeure, either party shall be unable to fulfill its obligations under this Agreement (other than payment obligations), the affected party shall immediately notify the other party of such inability and of the period during which such inability is expected to continue, shall use all reasonable commercial efforts to cure and remedy such non-performance and the time for performance shall be extended for a number of days equal to the duration of the force majeure, and the parties shall meet promptly to determine an equitable solution to the effects of such event. To the extent that a Force Majeure impacting CyDex’s obligations under this Agreement or the Supply Agreement continues for a period of at least [***] days, Company may at its sole discretion, terminate the Supply Agreement and/or this Agreement upon written notice to CyDex.
14.7    Notices. Any notice, request, approval or consent required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been sufficiently given if delivered in person, sent by certified US mail, postage pre-paid, or transmitted by email or by express courier service to the party to which it is directed at its physical or email address shown below or such other physical or email address as such party shall have last given by notice to the other party in accordance with this Section 14.7:
If to CyDex, to:

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CyDex Pharmaceuticals, Inc.
c/o Ligand Pharmaceuticals Incorporated
11119 North Torrey Pines Road, Suite 200
La Jolla, CA 92037
Attention: Vice President and Secretary
Email: [***]

With a copy to:
Ligand Pharmaceuticals Incorporated
11119 North Torrey Pines Road, Suite 200
La Jolla, CA 92037
Attention: General Counsel
Email: [***]

If to Company, to:
Vireo Health, LLC
207 South 9th Street
Minneapolis, MN 55402
Attention: Chief Executive Officer
Email: [***]

With a copy to:

Vireo Health, LLC
207 South 9th Street
Minneapolis, MN 55402
Attention: Chief Financial Officer
Email: [***]

If sent by overnight courier, the next business day after the date of deposit with such courier (by the courier’s stated time for enabling next-business-day delivery) shall be deemed to be the date on which such notice, request or communication was given. If sent by certified mail, the third business day after the date of mailing shall be deemed the date on which such notice, request or communication was given.
14.8    Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado applicable to contracts entered into in Colorado between Colorado residents and to be performed in Colorado (without giving effect to any conflicts of law principles that require the application of the law of a different state or country). The parties agree that the United Nations Convention on Contracts for the International Sale of Goods shall be inapplicable to this Agreement and the Supply Agreement and transactions hereunder and thereunder.
14.9    Entire Agreement; Amendment. This Agreement and the Supply Agreement and all Exhibits attached hereto or thereto contain the entire agreement of the parties relating to the subject

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matter hereof and thereof and supersede any and all prior or contemporaneous agreements, written or oral, between CyDex and Company relating to the subject matter hereof and thereof. Notwithstanding the foregoing, neither party shall be relieved from any liability for any past breach of any such prior written agreements or from any express indemnification obligation thereunder. In addition, any confidential information which was disclosed under such prior agreements shall remain confidential and shall be subject to the nondisclosure and nonuse provisions set forth in Section 8 of this Agreement. CyDex has made no promises, representations, warranties, covenants, or undertakings, other than those expressly set forth or referred to herein and in the Supply Agreement, to induce Company to execute or authorize the execution of this Agreement and the Supply Agreement, and Company acknowledges that Company has not executed or authorized the execution of this Agreement and the Supply Agreement in reliance upon any such promise, representation, or warranty, covenant or undertaking not contained herein or in the Supply Agreement. This Agreement may not be amended unless agreed to in writing by both parties.
14.10    Binding Effect. This Agreement shall be binding upon, and the rights and obligations hereof shall apply to CyDex and Company and any successor(s) and permitted assigns. The name of a party appearing herein shall be deemed to include the names of such party’s successors and permitted assigns to the extent necessary to carry out the intent of this Agreement.
14.11    Waiver. The rights of either party under this Agreement may be exercised from time to time, singularly or in combination, and the exercise of one or more such rights shall not be deemed to be a waiver of any one or more of the others. No waiver of any breach of a term, provision or condition of this Agreement shall be deemed to have been made by either party unless such waiver is addressed in writing and signed by an authorized representative of that party. The failure of either party to insist upon the strict performance of any of the terms, provisions or conditions of this Agreement, or to exercise any option contained in this Agreement, shall not be construed as a waiver or relinquishment for the future of any such term, provision, condition or option or the waiver or relinquishment of any other term, provision, condition or option.
14.12    Severability. This Agreement is severable. When possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law; but if any provision of this Agreement is determined by a final and binding court or arbitration judgment to be invalid, illegal or unenforceable to any extent, such provision shall not be not affected or impaired up to the limits of such invalidity, illegality or unenforceability; the validity, legality and enforceability of the remaining provisions of this Agreement shall not be affected or impaired in any way; and the parties agree to negotiate in good faith to replace such invalid, illegal and unenforceable provision (or portion of provision) with a valid, legal and enforceable provision that achieves, to the greatest lawful extent under this Agreement, the economic, business and other purposes of such invalid, illegal or unenforceable provision (or portion of provision).
14.13    Assignment. Either party may assign in whole or in part its rights and/or delegate in whole or in part its obligations under this Agreement to an Affiliate or to any Third Party successors (including with respect to Company, Third Party successors to one or more Licensed Products), whether by way of merger, IPO, license or sale of all or substantially all assets to which this Agreement relates, sale of a majority equity stake or otherwise, without prior written consent. Provided, however, that as a condition to any such permitted assignment hereunder, the assignee (if it is a different entity or person than the party) must expressly assume (for the express benefit of the party hereto which is not the

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assignor) the performance of the terms and obligations of this Agreement by such assignee. (Such assignment/delegation shall not constitute a novation, and the assignor/delegator shall remain contractually responsible under this Agreement as well.) CyDex also has the right to assign its rights (but not to delegate its obligations) under this Agreement, in whole or in part, by operation of law or otherwise, to any third party, without any requirement for consent of Company. Company also has the right to assign its rights (but not to delegate its obligations) under this Agreement, in whole or in part, by operation of law or otherwise, to any third party provided that CyDex gives it prior written consent; CyDex agrees not to unreasonably withhold, delay or condition such consent. For clarity, each party may sublicense its rights, and use its Affiliates and Third Parties to perform its obligations or exercise its rights, under this Agreement to the extent permitted by and in accordance with the express terms and conditions of this Agreement. Except as provided herein, neither party may assign its rights or delegate its obligations under this Agreement, in whole or in part, by operation of law or otherwise, to any Third Party without the prior written consent of the other party, which consent shall not be unreasonably withheld, conditioned or delayed. Any assignment not in accordance with this Section 14.13 shall be void.
14.14    No Implied License. No right or license is granted to either party hereunder by implication, estoppel, or otherwise to any know-how, patent or other intellectual property right owned or controlled by such party or its Affiliates, except by an express license granted hereunder.
14.15    Third-Party Beneficiaries. Except for the rights of Indemnified Parties pursuant to Section 10 hereof, and subject to [***] rights under Section 8.5 hereof, the terms and provisions of this Agreement are intended solely for the benefit of each party hereto, their Affiliates and their respective successors or permitted assigns and it is not the intention of the parties to confer third-party beneficiary rights upon any other person, including without limitation Sublicensees. The enforcement of any obligation of CyDex under this Agreement shall only be pursued by Company (or its successor or permitted assign) or a Company Indemnitee, and not Sublicensees (unless otherwise a Company Indemnitee). The enforcement of any obligation of Company under this Agreement shall only be pursued by CyDex (or its successor or permitted assign) or a CyDex Indemnitee.
14.16    Remedies Cumulative; Right of Set-Off. Except as provided in Section 11 and Section 14.3, any enumeration of a party’s rights and remedies in this Agreement is not intended to be exclusive, and a party’s rights and remedies are intended to be cumulative to the extent permitted by law and include any rights and remedies authorized in law or in equity. Notwithstanding anything to the contrary in this Agreement or in the Supply Agreement, Company shall not have a right to set-off any royalties, milestone payments or other amount due to CyDex under this Agreement and/or the Supply Agreement against any damages incurred by Company for a breach by CyDex of this Agreement and/or the Supply Agreement.
14.17    Interpretation. The language used in this Agreement is the language chosen by the parties to express their mutual intent, and no provision of this Agreement shall be interpreted for or against any party because that party or its attorney drafted the provision.
14.18    Headings. The descriptive headings of this Agreement are for convenience only, and shall be of no force or effect in construing or interpreting any of the provisions of this Agreement.
14.19    Construction. Any reference in this Agreement to an Article, Section, subsection, paragraph, clause or Exhibit shall be deemed to be a reference to an Article, Section, subsection,

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paragraph, clause or Exhibit, of or to, as the case may be, this Agreement, unless otherwise indicated. Unless the context of this Agreement otherwise requires, (a) words of any gender include each other gender, (b) words such as “herein”, “hereof”, and “hereunder”’ refer to this Agreement as a whole and not merely to the particular provision in which such words appear, (c) words using the singular shall include the plural, and vice versa, and (d) the words “include,” “includes” and “including” shall be deemed to be followed by the phrase “but not limited to”, “without limitation”, “inter alia” or words of similar import.
14.20    Counterparts. This Agreement may be executed and delivered in counterparts (facsimile and portable document format (.pdf)/electronic transmission included), each of which shall constitute an original document, but both of which shall constitute one and the same instrument.
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IN WITNESS WHEREOF, the parties have executed this License Agreement as of the Effective Date.

CYDEX PHARMACEUTICALS, INC.

By:	/s/ Matthew W. Foehr
Name:	Matthew W. Foehr
Title:	Chief Operating Officer

VIREO HEALTH, LLC

By:	/s/ Kyle Kingsley
Name:	Kyle Kingsley
Title:	Chief Executive Officer

EXHIBIT A

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